Springs Office

FIRST AMENDMENT
TO
PURCHASE AND SALE AGREEMENT

          This First Amendment to Purchase and Sale Agreement (the “First Amendment”) is made and entered into as of the 2nd day of January, 2007 by and between NTS REALTY HOLDINGS LIMITED PARTNERSHIP, a Delaware limited partnership (the “Seller”) and MERIDIAN REALTY INVESTMENTS, LLC, a Kentucky limited liability company (the “Purchaser”), and is joined in by COMMONWEALTH LAND TITLE INSURANCE COMPANY (the “Escrow Agent”) as follows:

R E C I T A L S:

          A.    Seller and Purchaser have entered into that certain Purchase and Sale Agreement dated as of November 10, 2006 (the “Agreement”) pursuant to which the Seller has agreed to sell, and the Purchaser has agreed to buy, certain real estate located at 950 Breckinridge Lane, Louisville, Jefferson County, Kentucky, commonly known as Springs Office Building, which is more particularly described on Exhibit A attached to and incorporated in the Agreement, together with all Improvements, Personal Property, Intangibles and Leases (as such terms are defined in the Agreement), all of which is referred to collectively herein as the “Property; and

          B.    Seller and Purchaser now desire to amend and modify the Agreement as set forth herein.

          NOW, THEREFORE, for and in consideration of the foregoing premises, and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1.         Closing Date. The “Closing Date” is hereby extended to, and shall be held on, February 12, 2007.

2.         Amendment. Except as expressly amended or modified hereby, the Agreement and all terms and conditions contained therein shall remain in full force and effect. All references to the “Agreement” from and after the date hereof shall be deemed to mean the Agreement as amended by this First Amendment.

3.         Binding Effect. This First Amendment shall be binding upon and shall inure to the benefit of Seller and Purchaser and their respective successors and assigns.

4.         Counterparts. This First Amendment may be executed in several counterparts, each of which shall be deemed an original, and all of such counterparts together shall constitute one and the same instrument.

Springs Office

          IN WITNESS WHEREOF, Seller, Purchaser and Escrow Agent have executed this First Amendment to Purchase and Sale Agreement as of the day and year first above written.

PURCHASER:
MERIDIAN REALTY INVESTMENTS, LLC, a Kentucky limited liability company
By: /s/ Terri Allen ——————————————
Name: Terri Allen
Title: Managing Member

SELLER:

NTS REALTY HOLDINGS LIMITED PARTNERSHIP, a Delaware limited partnership By: NTS Realty Capital, Inc., a Delaware corporation, its managing general partner
By: /s/ Brian F. Lavin ——————————————
Name: Brian F. Lavin
Title: President/CEO

ESCROW AGENT:
COMMONWEALTH LAND TITLE INSURANCE COMPANY
By: /s/ Andrew B. Cox ——————————————
Name: Andrew B. Cox
Title: Vice President